Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of December 17, 2020 (this “Amendment”), to the Credit Agreement, dated as of June 12, 2020 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among Cerence Inc., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Wells Fargo Bank, N.A., as Administrative Agent (the “Administrative Agent”), and the other parties named therein.

W I T N E S S E T H:

WHEREAS, pursuant to Section 9.08(b) of the Credit Agreement, the Borrower, the Lenders party hereto, the Issuing Banks party hereto and the Administrative Agent desire to amend the Credit Agreement as set forth in Article II below on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Definitions

Section 1.1.    Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement (as amended hereby) unless otherwise defined herein or the context otherwise requires.

ARTICLE II

Amendment

Section 2.1.    Amendments.

(a)    The Credit Agreement is hereby amended by inserting Exhibit A attached hereto as a new Exhibit M to the Credit Agreement.

(b)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition in proper alphabetical order:

“Amendment No. 1” shall mean that certain Amendment No. 1, dated as of December 17, 2020, to this Agreement, among the Borrower, the Lenders party thereto, the Issuing Banks party thereto and the Administrative Agent.

(c)    The proviso at the end of the definition of “Adjusted LIBO Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing each reference to “0.50%” with “0.00%”.

(d)    The proviso at the end of the definition of “Benchmark Replacement” in Section 1.01 of the Credit Agreement is hereby amended by replacing each reference to “0.50%” with “0.00%”.

(e)    The proviso at the end of the definition of “Federal Funds Effective Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing each reference to “0.50%” with “0.00%”.

(f)    The definition of “Liquidity” in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “Restricted Subsidiaries” with “Subsidiaries”.

(g)    The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Loan Documents” shall mean (i) this Agreement, (ii) the Subsidiary Guarantee Agreement, (iii) the Security Documents, (iv) each Incremental Assumption Agreement, (v) any Intercreditor Agreement, (vi) any Note issued under Section 2.09(e), (vii) the Letters of Credit, (viii) Amendment No. 1 and (ix) solely for the purposes of Sections 4.02 and 7.01 hereof, the Engagement Letter.

(h)    The definition of “Pricing Grid” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Pricing Grid” shall mean, with respect to the Initial Revolving Loans, Term A Loans and Revolving Facility Commitments, as applicable, the table set forth below; provided that, on the Amendment No. 1 Effective Date and until the next date that any financial statements are delivered within the time periods specified in Section 5.04, the pricing level in effect shall correspond to a Net Total Leverage Ratio of less than or equal to 2.50 to 1.00 but greater than 2.00 to 1.00:

Pricing Grid for Initial Revolving Loans and Term A Loans
Net Total Leverage Ratio	Applicable Margin for ABR Loans	Applicable Margin for Euro- currency Loans
Greater than 3.00 to 1.00	2.00%	3.00%
Less than or equal to 3.00 to 1.00 but greater than 2.50 to 1.00	1.75%	2.75%
Less than or equal to 2.50 to 1.00 but greater than 2.00 to 1.00	1.50%	2.50%
Less than or equal to 2.00 to 1.00 but greater than 1.50 to 1.00	1.25%	2.25%
Less than or equal to 1.50 to 1.00	1.00%	2.00%

Pricing Grid for Revolving Facility Commitments
Net Total Leverage Ratio	Applicable Commitment Fee
Greater than 3.00 to 1.00	0.500%
Less than or equal to 3.00 to 1.00 but greater than 2.50 to 1.00	0.450%
Less than or equal to 2.50 to 1.00 but greater than 2.00 to 1.00	0.400%

Pricing Grid for Revolving Facility Commitments
Net Total Leverage Ratio	Applicable Commitment Fee
Less than or equal to 2.00 to 1.00 but greater than 1.50 to 1.00	0.350%
Less than or equal to 1.50 to 1.00	0.300%

(i)    The definition of “Revolving Facility Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing reference to “June 12, 2024” with “April 1, 2025” in clause (a) thereof.

(j)    The definition of “Term A Facility Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing reference to “June 12, 2024” with “April 1, 2025”.

(k)    The table set forth in Section 2.10(a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Month	Percentage

December 2020	1.25%

March 2021	1.25%

June 2021	1.25%

September 2021	1.25%

December 2021	1.25%

March 2022	1.25%

June 2022	1.25%

September 2022	1.25%

December 2022	1.25%

March 2023	2.50%

June 2023	2.50%

September 2023	2.50%

December 2023	2.50%

March 2024	2.50%

June 2024	2.50%

September 2024	2.50%

December 2024	2.50%

(l)    Clause (x) of Section 5.04(c) of the Credit Agreement is hereby amended by adding “, substantially in the form of Exhibit M or another form approved by the Administrative Agent,” immediately following the words “a certificate of a Financial Officer of the Borrower”.

(m)    Clause (iv) of Section 7.02 of the Credit Agreement is hereby amended and restated in its entirety as follows:

fourth, towards payment of other Obligations (including Obligations of any Loan Party or Subsidiary, as applicable, owing under or in respect of any Secured Cash Management Agreement or Secured Hedge Agreement) then due from the Borrower or any Subsidiary, ratably among the parties entitled thereto in accordance with the amounts of such Obligations then due to such parties

ARTICLE III

Conditions and Miscellaneous

Section 3.1.    Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which the following conditions are satisfied or waived by the Lenders and the Issuing Banks:

(a)    The Administrative Agent (or its counsel) shall have received from each of the Borrower, the Subsidiary Loan Parties, the Issuing Banks and all Lenders party to the Credit Agreement (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Amendment by electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Amendment.

(b)    The Administrative Agent shall have received, to the extent invoiced at least one Business Day prior to the Amendment No. 1 Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document on or prior to the Amendment No. 1 Effective Date.

(c)    The Company shall have paid to the Administrative Agent, for the account of each Lender, an upfront fee in Dollars equal to 0.15% of the aggregate principal amount of the Term A Loans, the Revolving Facility Loans and the Revolving Facility Commitments of such Lender as of the Amendment No. 1 Effective Date. Such fee shall be payable on, and subject to the occurrence of, the Amendment No. 1 Effective Date.

(d)    (x) The representations and warranties set forth in Section 3.2 hereof shall be true and correct as of the Amendment No. 1 Effective Date and (y) the Administrative Agent (or its counsel) shall have received a certificate of a Responsible Officer of the Borrower, dated the Amendment No. 1 Effective Date, certifying compliance with the foregoing clause (x).

(e)    The Lenders shall have received a solvency certificate substantially in the form of Exhibit C to the Credit Agreement and signed by a Financial Officer of the Borrower confirming the solvency of the Borrower and its Subsidiaries on a consolidated basis after giving effect to this Amendment on the Amendment No. 1 Effective Date.

(f)    The Administrative Agent shall have received, on behalf of itself, the Lenders and each Issuing Bank, a written opinion of Goodwin Procter LLP, as special counsel for the Loan Parties (A) dated the Amendment No. 1 Effective Date, (B) addressed to each Issuing Bank, the Administrative Agent and the Lenders on the Amendment No. 1 Effective Date and (C) in form and substance reasonably satisfactory to the Administrative Agent covering such matters relating to the Loan Documents as the Administrative Agent shall reasonably request.

(g)    The Administrative Agent shall have received the results of confirmatory searches of the UCC filings and of such tax and judgment lien searches for the Borrower and each guarantor.

(h)    On or prior to the Amendment No. 1 Effective Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests at least five Business Days prior to the Amendment No. 1 Effective Date, a Beneficial Ownership Certification in relation to such Loan Party.

Section 3.2.    Representation and Warranties. Each Loan Party represents and warrants to each of the Lenders party hereto that:

(a)    the execution, delivery and performance by each Loan Party of this Amendment (i) have been duly authorized by all corporate action required to be obtained by each Loan Party and (ii) will not (A) violate (1)(x) any provision of law, statute, rule or regulation applicable to such Loan Party or (y) the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower, (2) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (3) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which the applicable Loan Party is a party or by which any of them or any of their property is or may be bound or (B) result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (A) or clause (B) of this Section 3.2(a), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b)    this Amendment has been duly executed and delivered by each of the Loan Parties and constitutes, a legal, valid and binding obligation of the Loan Parties, enforceable in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (iii) implied covenants of good faith and fair dealing;

(c)    the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date) and except that the representations and warranties contained in Sections 3.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 5.04(a) and (b) of the Credit Agreement, respectively, prior to the Amendment No. 1 Effective Date; and

(d)    as of the Amendment No. 1 Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

Section 3.3.    Consent and Affirmation of Subsidiary Loan Parties. Each Subsidiary Loan Party, in its capacity as a guarantor under the Collateral Agreement and a pledgor under the other Security Documents to which such Subsidiary Loan Party is party, hereby (i) consents to the execution, delivery and performance of this Amendment and agrees that each of the Collateral Agreement and the other Security Documents to which such Subsidiary Loan Party is party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 1 Effective Date and (ii) confirms that the Security Documents to which such Subsidiary Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

Section 3.4.    Loan Document. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

Section 3.5.    Effectiveness; Counterparts; Amendments. This Amendment shall become effective when copies hereof that, when taken together, bear the signatures of the Loan Parties and all Lenders and Issuing Banks party to the Credit Agreement shall have been received by the Administrative Agent. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower and all Lenders party to the Credit Agreement. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 3.6.    No Novation. This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document. This Amendment shall not extinguish the Obligations outstanding under the Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement, which shall remain outstanding after the Amendment No. 1 Effective Date as modified hereby except to the extent repaid as contemplated hereby. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Issuing Banks or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement (as amended hereby) and each other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each of the Loan Parties reaffirms the validity of the Liens granted by it pursuant to the Security Documents with all such Liens continuing in full force and effect to secure the Obligations after giving to this Amendment.

Section 3.7.    Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

Section 3.8.    Applicable Law; Waiver of Jury Trial. (A) THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

(B) EACH PARTY HERETO HEREBY AGREES THAT SECTIONS 9.05, 9.11 AND 9.15 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE AND APPLY MUTATIS MUTANDIS.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

CERENCE INC.

By:	/s/ Mark Gallenberger
Name: Mark Gallenberger Title: Chief Financial Officer

CERENCE OPERATING COMPANY, as a Subsidiary Loan Party

By:	/s/ Leanne Fitzgerald
Name: Leanne Fitzgerald Title: Secretary

CONSOLIDATED MOBILE CORPORATION, as a Subsidiary Loan Party

By:	/s/ Leanne Fitzgerald
Name: Leanne Fitzgerald Title: Secretary

VOICEBOX TECHNOLOGIES LLC, as a Subsidiary Loan Party

By:	/s/ Leanne Fitzgerald
Name: Leanne Fitzgerald Title: Secretary

[Signature Page to Amendment No. 1]

WELLS FARGO BANK, N.A., as Administrative Agent, Collateral Agent, an Issuing Bank and a Lender

By:	/s/ J. Matthew Godwin
Name: J. Matthew Godwin
Title: Vice President

TRUIST BANK, as an Issuing Bank and a Lender

By:	/s/ Steve Curran
Name: Steve Curran
Title: Director

SILICON VALLEY BANK, as an Issuing Bank and a Lender

By:	/s/ Frank Groccia
Name: Frank Groccia
Title: Director

CITIBANK, N.A., as an Issuing Bank and a Lender

By:	/s/ Ronald Homa
Name: Ronald Homa
Title: Director, as authorized

[Signature Page to Amendment No. 1]

EXHIBIT A

Exhibit M—Form of Compliance Certificate

(See attached)